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                                                            EXHIBIT 10.13

                                  SYNTEL, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


     1. ESTABLISHMENT. On April 1, 1997, the Board of Directors ("Board") of Syntel, Inc. ("Corporation") adopted the Employee Stock Purchase Plan ("Plan"), which was approved by the shareholders of the Corporation on April 1, 1997, effective as provided in Section 23 below.

     2. PURPOSE. The purpose of this Plan is (i) to promote the best interests of the Corporation and its shareholders by encouraging Employees of the Corporation and its Subsidiaries to acquire an ownership interest in the Corporation through the purchase of stock in the Corporation, thus identifying their interests with those of shareholders, and (ii) to enhance the ability of the Corporation to attract and retain qualified Employees. The Plan is intended to constitute an "employee stock purchase plan" under Section 423 of the Code.

     3. DEFINITIONS. As used in this Plan, the following terms have the meaning described below:

       (a) "CODE" means the Internal Revenue Code of 1986, as amended.

       (b) "COMMITTEE" means the Compensation Committee of the Corporation, which shall be comprised of two or more members of the Board of Directors of the Corporation.

       (c) "COMMON STOCK" means shares of the Corporation's authorized common stock.

       (d) "CORPORATION" means Syntel, Inc., a Michigan corporation.

       (e) "ELECTION PERIOD" has the meaning described in Section 10(a) below.

       (f) "EMPLOYEE" means an individual who has an "employment relationship" with the Corporation or a Subsidiary, as defined in Treasury Regulation 1.421-7(h), and the term "employment" means employment with the Corporation, or a Subsidiary of the Corporation.

       (g) "FAIR MARKET VALUE" means for purposes of determining the value of Common Stock the Stock Exchange closing price of the Corporation's Common Stock as reported in The Wall Street Journal (or as otherwise reported by such Stock Exchange) for the Grant Date or the date of exercise of an option, as is applicable. In the event that there were no Common Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Common Stock transactions.

       (h) "GRANT DATE" means the first day of any Purchase Period hereunder, which shall be the first date upon which payroll deductions may be made with respect to any offering of options under the Plan.

       (i) "INITIAL PUBLIC OFFERING" means a firm commitment underwritten initial

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public offering of at least 2,000,000 shares of the Corporation's Common Stock registered under the Securities Act of 1933, as amended.

       (j) "PLAN" means the Syntel, Inc. Employee Stock Purchase Plan, the terms of which are set forth herein, and amendments thereto.

       (k) "PURCHASE PERIOD" has the meaning described in Section 10(b) below.

       (l) "STOCK EXCHANGE" means the principal national securities exchange on which the Common Stock is listed for trading or, if the Common Stock is not listed for trading on a national securities exchange, such other recognized trading market or quotation system upon which the largest number of shares of Common Stock has been traded in the aggregate during the last 20 days before the date on which an Option is exercised.

       (m) "SUBSIDIARY" means a corporation defined in Code Section 424(f).

   4. STOCK. The stock subject to option and purchase under the Plan shall be the Common Stock of the Corporation (the "Common Stock"), and may be either authorized and unissued shares or shares that have been reacquired by the Corporation. The total amount of Common Stock on which options may be granted under the Plan shall not exceed 1,000,000 shares, subject to adjustment in accordance with Section 14. Shares of Common Stock subject to any unexercised portion of a terminated, canceled or expired option granted under the Plan may again be subjected to options under the Plan.

   5. ADMINISTRATION. The Plan shall be administered by the Committee. The Committee may prescribe rules and regulations from time to time for the administration of the Plan and may decide questions which may arise with respect to its interpretation or application. The decisions of the Committee in interpreting the Plan shall be final, conclusive and binding on all persons, including the Corporation, its subsidiaries, Employees and optionees. The Committee, from time to time via the offering of options to all eligible Employees, shall grant to eligible Employees options to purchase Common Stock pursuant to the terms and conditions of the Plan. The total number of options to purchase Common Stock to be offered at any time hereunder shall be determined by the Committee in its sole discretion.

   6. PARTICIPANTS. Except as provided in Section 7 below, any Employee who has completed six full months of service with the Corporation, or any subsidiary of the Corporation, and whose customary employment is more than 20 hours per week and five or more months per calendar year on the various offering dates of options granted under this Plan is eligible to participate in the Plan in accordance with its terms.

   7. OWNERSHIP AND PURCHASE LIMITATIONS. Notwithstanding anything herein to the contrary, no Employee shall be entitled to participate in an offering under the Plan if such Employee, immediately after a grant under this Plan, would, in the aggregate, own or hold options to purchase

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shares of Common Stock equal to or exceeding five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or of its Subsidiaries. For the foregoing purposes the rules of
Section 424(d) of the Code shall apply in determining stock ownership. With respect to individual Employees, Section 424(d) provides that an Employee shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants. No Employee shall be granted an option under the Plan which, together with options granted under all stock purchase plans (qualified under Section 423 of the Code) of the Corporation and its Subsidiaries permits the employee to accrue option rights in excess of $25,000 of Fair Market Value of such shares (determined at the Grant Date) for each calendar year in which an option is outstanding at any time. 8. OPTION PRICE. The option price of the shares shall be determined at the discretion of the Committee for each grant; provided, however, that the option price shall not be lower than the lesser of
(i) 85% of the Fair Market Value of shares of the Corporation's Common Stock on the Grant Date, or (ii) 85% of the Fair Market Value of the shares of the Corporation's Common Stock on the date of exercise of the option. For purposes of this Plan, the date of exercise shall be the last day of the Purchase Period.

  8. OPTION PRICE. The option price of the shares shall be determined at the discretion of the committe for each grant; provided, however, that the option price shall not be lower than the lesser of (i) 85% of the Fair Market Value of shares of the Corporation's Common Stock on the Grant Date, or (ii) 85% of the Fair Market Value of the shares of the Corporation's Common Stock on the date of execrise of the option. For purposes of this Plan, the date of exercse shall be the last day of the Purchase Period.

   9. NUMBER OF SHARES OFFERED. The maximum number of shares of Common Stock which each eligible Employee shall be entitled to purchase in a particular offering of options shall be determined by the Committee and also shall bear a uniform relationship to the Employee's cash compensation, as defined below, subject to rounding down for fractional shares, as determined from time to time by the Committee; provided, however, that the aggregate option price for the number of shares of Common Stock that each eligible Employee shall be entitled to purchase in a particular offering shall not exceed a maximum of thirty percent (30%) of such Employee's cash compensation during the Purchase Period. For purposes of this Plan, cash compensation shall mean an Employee's total cash compensation during the Purchase Period, excluding performance, hire-on and non-compete bonuses and any other non-recurring special pay as determined by the Committee.

  10.  PAYMENT FOR OPTION SHARES.

      (a) SHARES UNDER OPTION. An eligible Employee may elect to participate in an offering of options by delivering to the Corporation an election to participate and a payroll deduction form within a certain period of time after the offering date, which period shall be designated by the Committee prior to each offering date (the "Election Period"). An Employee who elects to participate may not authorize payroll deductions which, in the aggregate, are less than one percent (1%) of the Employee's cash compensation. Only whole shares of Common Stock may be purchased under the Plan.

      (b) A participating Employee must authorize payroll deductions over a period of six months next succeeding the Election Period or such other period of time as designated by the Committee (the "Purchase Period"); provided, however, that no such Purchase Period shall extend beyond 27 months from the Grant Date of the particular offering of options under the Plan to which

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it relates.  An Employee may suspend payroll deductions during a Purchase
Period only at the discretion of the Committee in the event of an unforeseen hardship; provided, however, that payroll deductions made prior to approval of the suspension by the Committee shall still be used to purchase Common Stock for the Employee at the end of the Purchase Period.

     (c) Payroll deductions shall commence on the first payroll date in the Purchase Period and shall continue until the last payroll date in the Purchase Period.

     (d) A participating Employee's option shall be deemed to have been exercised on the last business day of the Purchase Period.

     (e) As soon as practicable after the end of the Purchase Period, the Corporation shall deliver to each Employee or a designated brokerage account, through a certificate or electronic transfer, the shares of Common Stock that he has purchased. Any amount that has been deducted and withheld in excess of the option price automatically shall be applied toward the purchase of option shares in the next Purchase Period. An Employee who does not elect to participate in the following Purchase Period shall receive a check from the Corporation for any amount that has been deducted and withheld in excess of the option price.

     11. NO INTEREST. No interest shall accrue or be paid on any amounts paid by payroll deduction by any participating Employee.

     12. TERMINATION OF EMPLOYMENT. If a participating Employee ceases to be employed by the Corporation for any reason, including but not limited to, voluntary or forced resignation, retirement, death, disability or lay-off, the Corporation, within a reasonable time after notice of the termination, shall issue a check to the former Employee (or executor, administrator or legal representative, if applicable) in the aggregate amount of the Employee's payroll deductions that had not been applied towards the purchase of option shares as of the date of termination.

     13.   NON-ASSIGNABILITY.   No option shall be transferable by a
participating Employee, and an option may be exercised during a participating Employee's lifetime only by the Employee. Upon the death of a participating Employee, his or her executor, administrator or other legal representative shall receive a check from the Corporation representing the aggregate amount of the deceased Employee's payroll deductions that had not been applied towards the purchase of option shares as of the date of death.

     14. ADJUSTMENTS. The total amount of Common Stock for which options may be issued under the Plan (both as to the number of shares of Common Stock and the option price), shall be adjusted pro rata for any increase or decrease in the number of outstanding shares of Common Stock resulting from payment of a stock dividend on Common Stock, a subdivision or combination of shares of Common Stock, or a reclassification of Common Stock, and, pursuant to the paragraph below, in the event of a merger in which the Corporation shall be the surviving corporation.

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     After any merger of one or more corporations into the Corporation, or after any consolidation of the Corporation and one or more corporations in which the Corporation shall be the surviving corporation, each participating Employee shall, at no additional cost, be entitled upon the exercise of an option, to receive (subject to any required action by shareholders), in lieu of the number of shares of Common Stock to which such option shall then be exercised, the number and class of shares of stock or other securities to which such participating Employee would have been entitled to receive pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation such participating Employee had been a holder of record of a number of shares of Common Stock equal to the number of shares to which such option shall then be so exercised. Comparable rights shall accrue to each participating Employee in the event of successive mergers or consolidations of the character described above.

     Anything contained herein to the contrary, upon the dissolution or liquidation of the Corporation or upon any merger or consolidation in which the Corporation is not the surviving corporation, the Purchase Period for any option granted under this Plan shall terminate as of the date of the aforementioned event, but each participating Employee who is then an Employee of the Corporation or a subsidiary shall have the right, immediately prior to such dissolution, liquidation, merger or consolidation, to exercise his option for such Purchase Period in full as of the last day of the Purchase Period.

     The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

     15. TERMINATION AND AMENDMENT. The Board may terminate the Plan, or the granting of options under the Plan, at any time. No option shall be granted under the Plan after the tenth anniversary of the adoption of this Plan by the Board, or approval by the shareholders, whichever is earlier, as noted in
Section 1.

     The Board may amend or modify the Plan at any time and from time to time, but no amendment or modification shall disqualify the Plan under Section 423 of the Code or under Securities and Exchange Commission Rule 16b-3 without the approval of the shareholders of the Corporation.

     No amendment, modification, or termination of the Plan shall in any manner affect any option granted under the Plan without the consent of the Employee holding the option.

     16. RULE 16B-3 REQUIREMENTS.    Notwithstanding any other provision of the
Plan, the Committee may impose such conditions on the exercise of an option as may be required to satisfy the requirements of Rule 16b-3, of the Securities Exchange Act of 1934, as amended from time to time and any successor thereto.

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     17. RIGHTS PRIOR TO ISSUANCE OF SHARES.  No participating Employee shall have any rights as a shareholder with respect to shares covered by an option until the issuance of a stock certificate or electronic transfer to the Employee or his brokerage account of such shares. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued or the shares electronically delivered to a brokerage account.

     18. SECURITIES LAWS.

        (a) Anything to the contrary herein notwithstanding, the Corporation's obligation to sell and deliver Common Stock pursuant to the exercise of an option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Corporation deems necessary or advisable. The Corporation shall not be required to sell and deliver or issue Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act of 1933 or the Securities Exchange Act of 1934, or the rules and regulations of the Securities Exchange Commission promulgated thereunder or those of the Stock Exchange or any other securities exchange on which the Common Stock may be listed, the provisions of any state laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

        (b) The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an option under the Plan as it may deem advisable, including, without limitation, restrictions (i) under applicable federal securities laws, (ii) under the requirements of the Stock Exchange or any other securities exchange, recognized trading market, or quotation system upon which such shares of Common Stock are then listed or traded, and (iii) under any blue sky or state securities laws applicable to such shares. No shares shall be issued until counsel for the Corporation has determined that the Corporation has complied with all requirements under appropriate securities laws.

     19. FOREIGN LAW RESTRICTIONS. Anything to the contrary herein notwithstanding, the Corporation's obligation to sell and deliver Common Stock pursuant to the exercise of an option is subject to compliance with the laws, rules and regulations of any foreign nation applying to the authorization, issuance or sale of securities, providing of compensation, transfer of currencies and other matters, as may apply to any participating Employee hereunder who is a resident of such foreign nation. To the extent that it shall be impermissible under such foreign laws for such a Participant to pay the exercise price for any option granted under the Plan or for the Corporation to deliver Common Stock to any such Participant pursuant to any option granted under the Plan, the Committee shall refund to such Employee the aggregate amount of the payroll deductions made pursuant to this Plan (to the extent such amounts have not previously been applied towards the purchase of option shares, in accordance with all applicable United States and foreign currency restrictions and regulations. To the extent that the Corporation is restricted in accordance with such foreign laws from delivering shares of Common Stock to participating Employees as would

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otherwise be provided for in this Plan, the Corporation shall be released from such obligation and shall not be subject to the claims of any Employee hereunder with respect thereto.

     20. APPROVAL OF PLAN. As noted in Section 1, the Plan has been approved by the shareholders of the Corporation within 12 months of adoption of the Plan by the Board, as required by Section 423 of the Code.

     21. EFFECT ON EMPLOYMENT. Neither the adoption of the Plan nor the granting of an option pursuant to it shall be deemed to create any right in any individual to be retained or continued in the employment of the Corporation or a Subsidiary.

     22. USE OF PROCEEDS. The proceeds received from the sale of Common Stock pursuant to the Plan will be used for general corporate purposes of the Corporation.

     23. EFFECTIVE DATE. This Plan shall automatically become effective on the date upon which an Initial Public Offering of the Corporation's Common Stock becomes effective, and no option shall be granted pursuant to this Plan prior to such date.



     IN WITNESS WHEREOF, this Syntel, Inc. Employee Stock Purchase Plan has been executed on behalf of the Corporation on this the 1st day of April, 1997.


                                           SYNTEL, INC.



                                           By:
                                              _________________________

                                              Bharat Desai, President



BH/110963.2
ID/JDO

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